Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

PAR VALUE $0.01 PER SHARE

OF

OAO TECHNOLOGY SOLUTIONS, INC.

PURSUANT TO THE OFFER TO PURCHASE FOR CASH

ALL OUTSTANDING SHARES OF COMMON STOCK OF

OAO TECHNOLOGY SOLUTIONS, INC.

DATED NOVEMBER 13, 2003

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON DECEMBER 12, 2003,

UNLESS THE OFFER IS EXTENDED.

THE DEPOSITARY FOR THE OFFER IS:

Mellon Investor Services LLC

BY FIRST CLASS MAIL:	BY HAND:	BY OVERNIGHT DELIVERY:
Mellon Investor Services LLC Reorganization Department Post Office Box 3301 South Hackensack, NJ 07606	Mellon Investor Services LLC Reorganization Department 120 Broadway, 13th Floor New York, NY 10271	Mellon Investor Services LLC Reorganization Department 85 Challenger Road Mail Drop-Reorg. Ridgefield Park, NJ 07660

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS

SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE

DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE

APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE

SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD

BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))	Shares Tendered (Attach additional list if necessary)

	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed if transfer is made by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

☐	CHECK HERE IF CERTIFICATE(S) HAVE BEEN LOST, DESTROYED OR MUTILATED. SEE INSTRUCTION 11. NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR MUTILATED CERTIFICATES

This Letter of Transmittal is to be used by stockholders if certificates for the Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2, “Acceptance for Payment and Payment for Shares,” of the Offer to Purchase). Holders who deliver Shares by book-entry transfer are referred to herein as “Book-Entry Stockholders” and other stockholders who deliver Shares are referred to herein as “Certificate Stockholders.”

Stockholders whose certificates for the Shares are not immediately available or who cannot deliver the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1, “Terms of the Offer,” of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3, “Procedure for Tendering Shares,” of the Offer to Purchase. See Instruction 2.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF DELIVERY IS BY BOOK-ENTRY TRANSFER, (PROVIDE THE FOLLOWING), CHECK BOX: ☐

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN

THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to OAO Technology Solutions, Inc., a Delaware corporation (the “Company”) the above-described shares of its common stock, par value $0.01 per share (the “Shares”), at $3.15 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 13, 2003 and in the related Letters of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The undersigned understands that the Company reserves the right to transfer or assign in whole or in part from time to time to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Company of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to, all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after November 13, 2003 (collectively, “Distributions”)) and irrevocably constitutes and appoints the Depositary, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the Company, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by the Company. This appointment will be effective if and when, and only to the extent that, the Company accepts such

Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Company reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon the Company’s acceptance for payment of such Shares, the Company must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer, of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of any such Distribution, as determined by the Company in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in Section 4, “Rights of Withdrawal,” in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3, “Procedure for Tendering Shares,” of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of the Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of the Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by the Company by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if the Company does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or stock certificates to:

Name:
(PLEASE PRINT)

Address:
(PLEASE PRINT)

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER) (SEE SUBSTITUTE FORM W-9)

☐ Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

(ACCOUNT NUMBER)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of the Shares Tendered.”

Mail check and/or stock certificates to:

Name:
(PLEASE PRINT)

Address:
(PLEASE PRINT)

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER) (SEE SUBSTITUTE FORM W-9)

IMPORTANT

STOCKHOLDER: SIGN HERE
(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

(SIGNATURE OF OWNER(S))
Name (s):

Name of Firm:

(PLEASE PRINT)

Capacity (full title):

(SEE INSTRUCTION 5)

Address:

(INCLUDE ZIP CODE)

Dated:

, 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature (s):

Name (s):

Name of Firm:

(PLEASE PRINT)

Address:

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

Dated:

, 2003

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders of the Company either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3, “Procedure for Tendering Shares,” of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3, “Procedure for Tendering Shares,” of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3, “Procedure for Tendering Shares,” of the Offer to Purchase.

Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3, “Procedure for Tendering Shares,” of the Offer to Purchase.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which trading occurs on the Nasdaq National Market System.

The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE STOCKHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal, waive any right to receive any notice of acceptance of their Shares for payment.

3. INADEQUATE SPACE. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

8. BACKUP WITHHOLDING. Under Federal income tax law, a stockholder whose tendered shares are accepted for payment is required, unless an exemption applies to provide the Depositary (as payer) with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below in order to avoid “backup withholding” of Federal income tax on payments of cash pursuant to the Offer. In addition, the stockholder must certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such stockholder is an individual, the taxpayer identification number is his social security number.

The tendering stockholder should indicate in Part III of the Substitute Form W-9 if the tendering stockholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering stockholder should complete the Certificate of Awaiting Taxpayer Identification Number below. If the stockholder has indicated in Part III that a TIN has been applied for and the Depositary is not provided a TIN by the time of payment pursuant to the Offer, the Depositary will withhold 28% of all cash payments, made to the stockholder pursuant to the Offer.

If the Depositary is not provided with the correct taxpayer identification number or the certifications described above, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. To avoid possible erroneous backup withholding, a stockholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, checking the box in Part II of the Substitute Form W-9, and signing and dating the form. Foreign stockholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that stockholder’s exempt status, in order to avoid backup withholdings. A copy of Form W-8BEN may be obtained from the Depositary. Foreign stockholders should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth below or by telephone toll-free at (800) 607-0088. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.

10. WAIVER OF CONDITIONS. Subject to the Offer to Purchase, the Company reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. THE STOCKHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

IMPORTANT: TO TENDER SHARES PURSUANT TO THE OFFER THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

PAYOR’S NAME

SUBSTITUTE FORM W-9	Name:

Address:
(NUMBER AND STREET)

	(CITY)	(STATE)	(ZIP CODE)

DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE	PART I — Please provide your TIN in the box at the right and certify by signing and dating below.		Social Security Number (s) OR

Employer Identification Number (s) (If awaiting TIN, write, “Applied For”)

PART II — Exempt Payees ☐ I am a payee exempt from information and backup withholding.

CERTIFICATION — Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or after being so notified the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out Item (2). (Also see the instructions in the enclosed Guidelines.)

PART III — Awaiting TIN  ☐

(Complete “Certificate of Awaiting Taxpayer Identification Number” below)

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE W-9 FORM AND ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments to be made to me will be withheld.

Signature:	Date:

Questions and requests for assistance may be directed to the Information Agent and requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at the Company’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow & Co., Inc.

445 Park Avenue, 5th Floor

New York, New York 10022

Email: oaot.info@morrowco.com

Banks and Brokerage Firms, Please Call: (800) 654-2468

Stockholders, Please Call: (800) 607-0088

All Others Call Collect: (212) 754-8000